UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by Kidpik Corp. (the “Company”, “we” and “us”) with the Securities and Exchange Commission on June 5, 2024, on May 31, 2024, Kidpik Corp. (the “Company”, “Kidpik”, “we” or “us”) entered into a Securities Purchase Agreement (the “SPA”) with EF Hutton YA Fund, LP (the “Investor”). Pursuant to the SPA, we agreed to sell the Investor three tranches of convertible debentures, in an aggregate principal amount of $2,000,000 (the “Convertible Debentures”), including the first tranche of Convertible Debentures with a face amount of $500,000 (the “Initial Debenture”) which was sold to the Investor on May 31, 2024. On December 4, 2024 and December 20, 2024, the Investor converted a portion of the Initial Debenture into common stock of the Company, as discussed below.

Item 3.02 Unregistered Sales of Equity Securities.

On December 4, 2024, the Investor converted $100,000 of the principal amount of the Initial Debenture into 49,721 shares of common stock of the Company, at a conversion price of $2.0112 per share, pursuant to the terms of the Initial Debenture.

On December 20, 2024, the Investor converted $100,000 of the principal amount of the Initial Debenture into 55,518 shares of common stock of the Company, at a conversion price of $1.8012 per share, pursuant to the terms of the Initial Debenture.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, for such issuances of common stock upon conversion of the Initial Debenture, as the securities were exchanged by us with our existing security holder in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchanges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2024

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer